Exhibit 10.52

RELEASE, WAIVER AND CONSENT AGREEMENT

This Release, Consent and Waiver Agreement (this “Agreement”) is dated as of November 30, 2006 (the “Effective Date”), by and among EQUITYCO, L.L.C., a Nevada limited liability company (“EquityCo”), MEZZCO, L.L.C., a Nevada limited liability company (the “Company”),  OPBIZ, L.L.C., a Nevada limited liability company (the “Subsidiary Guarantor”) the noteholders a party to this Agreement (the “Purchasers”), the warrantholders party to this Agreement (the “Warrantholders”, and together with the Purchasers, the “Securityholders”) and Post Advisory Group, LLC, a Delaware limited liability company (the “Collateral Agent”).  Capitalized terms used herein but not otherwise defined herein shall have the meaning ascribed thereto in the Investor Rights Agreement (as defined below).

R E C I T A L S:

WHEREAS, the Securityholders and the Company have entered into that certain Securities Purchase Agreement dated as of August 9, 2004 (as amended, supplemented or otherwise modified from time to time, the “Purchase Agreement”) pursuant to which the Purchasers purchased (i) an aggregate $87,000,000 in Senior Subordinated Secured Notes (the “Notes”) and (ii) warrants (“Warrants”) to purchase an aggregate of 17,500 of the Company’s units (subject to adjustment and increase as provided in the Warrants) representing membership interests in the Company, consisting of, Class B Units or if the holder so elects, either Class A Units or a combination of Class A Units and Class B Units exercisable at a price per unit of $.01;

WHEREAS, the Notes were secured by (i) the Security Interest, as defined in and pursuant to that certain Security Agreement, dated as of August 9, 2004, as amended by that certain Amendment to Agreement, dated as of August 9, 2004, in each case executed by the Company in favor of the Collateral Agent (the “Security Agreement”), and (ii) that certain Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of August 9, 2004, executed by the Company in favor of the Trustee (as defined therein) for the benefit of the Collateral Agent, as Beneficiary thereunder (the “Deed of Trust”).

WHEREAS, the Notes were guaranteed by the Subsidiary Guarantor pursuant to that certain Guaranty Agreement dated as of August 9, 2004, by and among the Subsidiary Guarantor in favor of the Purchasers and the Collateral Agent (the “Guaranty Agreement”);

WHEREAS, in order to induce the Collateral Agent and the Securityholders to consummate the transactions contemplated by the Purchase Agreement, the Company and the Collateral Agent entered into that certain Pledge Agreement dated as of August 9, 2004 (the “Pledge Agreement”), whereby the Company agreed to pledge and grant a security interest to the Collateral Agent for the ratable benefit of the Purchasers in the Collateral (as defined in the Pledge Agreement);

WHEREAS, The Company has requested the Securityholders agree to a one-time limited waiver of certain defaults of the Company under that certain Amended and Restated Loan and Facilities Agreement dated as of August 9, 2004 by and between OpBiz, the Lenders signatory thereto from time to time and The Bank of New York, Asset Solutions Division, as administrative agent and collateral agent, and any successor agent appointed thereto from time to time, such defaults as disclosed in BH/RE L.L.C.’s (a Nevada limited liability company) Form 10-Q for the period ended June 30, 2006 (the “Disclosed Default”);

WHEREAS, pursuant to Section 2.1(a) of the Purchase Agreement, the Notes are scheduled to mature on August 9, 2011 and the Company is not permitted to voluntarily redeem the Notes on the date hereof, as further provided in Section 2.6.2 of the Purchase Agreement;

WHEREAS, the Company has indicated (i) its desire to enter into that certain credit facility with Column Financial Inc., in the aggregate principal amount of up to $820,000,000 (the “Refinancing”), and (ii) that it desires to use a portion of the proceeds to voluntarily redeem the Notes in full on the date hereof for an aggregate cash payment equal to $150,000,000 (the “Prepayment”);

WHEREAS, in connection with the SPA Termination, as defined below, and the Refinancing, the Company and the Warrantholders have determined that it is in their best interest to, and hereby agree to enter into, an Amended and Restated Investor Rights Agreement dated as of the date hereof (the “A&R Investor Rights Agreement”) and to amend and restate the Warrants (each an “A&R Warrant” and collectively the “A&R Warrants”);

WHEREAS, the Company has requested that (i) the Purchasers consent to the Refinancing and the Prepayment, (ii) the Securityholders agree to a one-time limited waiver of the Disclosed Default, (iii) the Purchasers agree to terminate the Securities Purchase Agreement in its entirety (the “SPA Termination”), (iv) the Securityholders release and terminate the Guaranteed Obligations, as defined in, and pursuant to the Guaranty Agreement (the “Guaranty Release”), (v) the Securityholders release and terminate the Company’s pledge of the Collateral, as defined in, and pursuant to the Pledge Agreement (the “Pledge Release”), (vi) the Securityholders release their Security Interest, as defined in, and pursuant to, the Security Agreement (the “Security Release”), (vii) the Securityholders release and terminate the Deed of Trust (the “Real Property Release”), and (viii) the Securityholders release the Securities Account, as defined in, and pursuant to, that certain Securities Account Control Agreement, dated as of August 9, 2004 (the “Account Control Agreement”) and executed by the Company, the Collateral Agent and Wells Fargo Bank, N.A., as Intermediary thereunder (the “Account Release” and collectively with the Guaranty Release, the Pledge Release, the Security Release and the Real Property Release, the “Releases”);

WHEREAS, the Securityholders have agreed to (i) consent to the Refinancing, Prepayment and the SPA Termination, (ii) waive the Disclosed Default, and (iii) execute the Releases and, in each case subject to the completion by the Company of the Restructuring Conditions, as defined in that certain Restructuring Agreement, dated as of November 30, 2006 (the “Restructuring Agreement”) by and among EquityCo, L.L.C., the Company and the Securityholders (the “Restructuring Conditions”).

NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1.           RELEASE.

1.1.        Subsidiary Guaranty Release.  Simultaneously with the occurrence of the Effective Date, without any further action of the Securityholders, the Subsidiary Guarantor shall be released in full from all of each of its respective liabilities, obligations and other indebtedness under the Guaranty Agreement, Purchase Agreement, Notes and the other Notes Documents (as defined in the Purchase Agreement), and the Subsidiary Guaranty shall be  terminated.

1.2.          Parent Pledge Release.  Simultaneously with the occurrence of the Effective Date, without any further action of the Securityholders, the Subsidiary Guarantor shall be released in full from all of its respective liabilities, obligations and other indebtedness under the Pledge Agreement, and the Pledge Agreement shall be terminated.

1.3.          Security Agreement Release.  Simultaneously with the occurrence of the Effective Date, without any further action of the Securityholders, the Company shall be released in full from all of its respective liabilities, rights, obligations, duties and other indebtedness under the Security Agreement, and the Liens created thereunder, and the Security Agreement and the security interest created thereunder shall be terminated.  On the Effective Date the Collateral Agent, at the request and sole expense of the Company, shall deliver to the Company such instruments or documents reasonably requested by the Company acknowledging the satisfaction and termination of the Security Agreement and any such Liens thereunder and shall authorize the Company to file termination statements under the Uniform Commercial Code and will duly assign, transfer and deliver to the Company (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent or held for the account of the Collateral Agent and has not theretofore been sold, assigned, disposed or otherwise applied or released pursuant to the Security Agreement.  Prior to the Effective Date, the Company shall have no authority to file termination, release or other amendments to financing statements without specific written authorization from the Collateral Agent.

1.4.          Real Property Release.  Simultaneously with the occurrence of the Effective Date, without any further action of the Securityholders, the Company shall be released in full from all of its respective liabilities, rights, obligations, duties and other indebtedness under the Deed of Trust, and the Liens created thereunder, and the Deed of Trust shall be terminated.  On the Effective Date, the Collateral Agent, at the request and sole expense of the Company, shall deliver to the Company such instruments or documents reasonably requested by the Company acknowledging the satisfaction and termination of the Deed of Trust and any such Liens thereunder and shall authorize the Company to file and record the Real Property Release and termination statements under the Uniform Commercial Code and will duly assign, transfer and deliver them to the Company.  Prior to the Effective Date, the Company shall have no authority to file or record the Real Property Release or any other termination, release or other amendments to financing statements without specific written authorization from the Collateral Agent.

1.5.          Account Release.  Simultaneously with the occurrence of the Effective Date, without any further action of the Securityholders, the Company shall be released in full from all of its respective liabilities, rights, obligations, duties and other indebtedness under the Account Control Agreement, and the Liens created thereunder.  On the Effective Date, the Collateral Agent, at the request and sole expense of the Company, shall deliver to the Company or any other party to the Account Control Agreement such instruments or documents reasonably requested by the Company acknowledging the satisfaction and termination of the Account Control Agreement and any such Liens thereunder, and the Account Control Agreement shall be hereby terminated.  Prior to the Effective Date, the Company shall have no authority to effect the Account Release specific written authorization from the Collateral Agent.

1.6.          Representations.  The Collateral Agent, on behalf of itself and all other Securityholders, hereby represents, warrants and agrees as follows:

(a)           Complete Release.  For the purpose of implementing the Releases for the Company, the Subsidiary Guarantor and the other Releasees, as defined in the Restructuring Agreement, the Collateral Agent expressly acknowledges that the above Releases are intended to include in their effect, without limitation, any and all Claims which the Collateral Agent does not know or suspect to exist in its favor at this time.

(b)           Capacity.  The Collateral Agent warrants that it has the capacity to contract and to execute this Agreement and the Releases hereunder, and that this Agreement and the Releases hereunder have been freely and willingly made by it following any consultation it may desire to have with counsel of its choice.

(c)           No Assignments.  The Collateral Agent has not assigned, transferred or conveyed to any person or entity any right, interest or obligation thereof with respect to any Claims herein purported to be released and waived.

SECTION 2.           WAIVER AND CONSENT.

2.1           As of the Effective Date, subject to the completion of the Restructuring Conditions in a manner acceptable to the Securityholders, the Collateral Agent and the Securityholders, hereby agree as follows:

                                (a)           Disclosed Default.  The Securityholders expressly grant a one-time limited waiver of the Disclosed Default, and to have waived its right, and the right of the Securityholders to pursue the remedies available to them on account of the Disclosed Default.

(b)           Waiver of Rights.  The Securityholders hereby expressly waive any rights they may have under the Warrants, including any right to enforce any of the provisions thereof, except to the extent such rights or provisions are contained in the A&R Warrants, assuming the A&R Warrants had been issued on the date hereof.

2.2           Subject to the satisfaction of the conditions set forth in Section 3 below, Collateral Agent, for itself and on behalf of the Securityholders hereby consents to: (i) the Refinancing and Prepayment (ii) the SPA Termination, and (iii) the Releases described herein.

SECTION 3.           CONDITIONS TO EFFECTIVENESS OF THIS AGREEMENT; NO WAIVER.

3.1.          This Agreement shall not become effective until the completion of the Restructuring Conditions in a manner acceptable to the Majority Holders in their sole discretion.

3.2           The foregoing Releases, the waiver and the consent described in Section 1 and Section 2 above, shall not (i) be deemed a waiver by the Securityholders of any breach of any representation, warranty or covenant that has occurred or exists under the Purchase Agreement that would constitute a breach of the covenants incorporated by reference into the A&R Warrants, if the A&R Warrants had been issued on the date hereof; or (ii) establish a custom or course of dealing among EquityCo, the Company, or the Subsidiary Guarantor, on the one hand, and the Collateral Agent and the Securityholders or any one of them, on the other hand.

SECTION 4.           MISCELLANEOUS.

4.1.                          Any provision in this Agreement or any of the Restructuring Documents to the contrary notwithstanding, changes in or additions to this Agreement may be made, and compliance with any covenant or provision herein set forth may be omitted or waived only in accordance with Section 9.3 of the A&R Investor Rights Agreement.  Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

4.2.          The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

4.3.          The descriptive headings of the various Sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

4.4.          This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and each of the parties hereto may execute this Agreement by signing any such counterpart.

4.5.          Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

4.6.          GOVERNING LAW.  THIS AGREEMENT AND THE OTHER RESTRUCTURING DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

4.7.          WAIVER OF JURY TRIAL, ETC.  EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE RESTRUCTURING DOCUMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER RESTRUCTURING DOCUMENTS, OR THE BREACH, TERMINATION OR VALIDITY OF THIS AGREEMENT OR ANY OTHER RESTRUCTURING DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR

OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.7.

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IN WITNESS WHEREOF, the parties have executed this Release, Waiver and Consent Agreement as of the date first above written.

OPBIZ, L.L.C.,
a Nevada limited liability company

	By:	MezzCo, L.L.C,
its sole member

By:
Name:
Title:

MEZZCO, L.L.C.
a Nevada limited liability company

	By:	EquityCo, L.L.C,
its managing member

By:
Name:
Title:

COLLATERAL AGENT:

POST ADVISORY GROUP, L.L.C., as Collateral
Agent

By:
Name: Lawrence A. Post
Title: Chief Investment Officer

SECURITYHOLDERS:

POST TOTAL RETURN MASTER FUND, L.P.

By:	Post Advisory Group, L.L.C., its General Partner

By:
Name: Lawrence A. Post
Title: Chief Investment Officer

Address for notices
11755 Wilshire Boulevard, Suite 1400
Los Angeles, CA 90025

POST DISTRESSED MASTER FUND, L.P.

By:	Post Advisory Group, L.L.C., its General Partner

By:
Name: Lawrence A. Post
Title: Chief Investment Officer

Address for notices
11755 Wilshire Boulevard, Suite 1400
Los Angeles, CA 90025

STATE OF SOUTH DAKOTA RETIREMENT SYSTEM FUND

By:	Post Advisory Group, L.L.C., its Authorized Agent

By:
Name: Lawrence A. Post
Title: Chief Investment Officer

Address for notices
c/o Post Advisory Group, L.L.C.
11755 Wilshire Boulevard, Suite 1400
Los Angeles, CA 90025

DB DISTRESSED OPPORTUNITIES MASTER PORTFOLIO, LTD.

By:	Post Advisory Group, L.L.C., its Authorized Agent

By:
Name: Lawrence A. Post
Title: Chief Investment Officer

Address for notices
c/o Post Advisory Group, L.L.C.
11755 Wilshire Boulevard, Suite 1400
Los Angeles, CA 90025

MW POST PORTFOLIO FUND, LTD.

By:	Post Advisory Group, L.L.C., its Authorized Agent

By:
Name: Lawrence A. Post
Title: Chief Investment Officer

Address for notices
c/o Post Advisory Group, L.L.C.
11755 Wilshire Boulevard, Suite 1400
Los Angeles, CA 90025

THE OPPORTUNITY FUND, LLC

By:	Post Advisory Group, L.L.C., its Authorized Agent

By:
Name: Lawrence A. Post
Title: Chief Investment Officer

Address for notices
c/o Post Advisory Group, L.L.C.
11755 Wilshire Boulevard, Suite 1400
Los Angeles, CA 90025

HFR DS OPPORTUNITY MASTER TRUST

By:	Post Advisory Group, L.L.C., its Authorized Agent

By:
Name: Lawrence A. Post
Title: Chief Investment Officer

Address for notices
c/o Post Advisory Group, L.L.C.
11755 Wilshire Boulevard, Suite 1400
Los Angeles, CA 90025

POST HIGH YIELD, L.P.

By:	Post Advisory Group, LLC, its General Partner

By:
Name: Lawrence A Post
Title: Chief Investment Officer

Address for notice:
c/o Post Advisory Group, LLC
11755 Wilshire Boulevard, Suite 1400
Los Angeles, CA 90025

POST BALANCED FUND, L.P.

By:	Post Advisory Group, LLC, its General Partner

By:
Name: Lawrence A Post
Title: Chief Investment Officer

Address for notice:
c/o Post Advisory Group, LLC
11755 Wilshire Boulevard, Suite 1400
Los Angeles, CA 90025

SPHINX DISTRESSED FUND SPC, a Cayman Islands company (in Official Liquidation pursuant to an Order of the Grand Court dated 28 July 2006)

By: Kenneth Krys
Title: Joint Official Liquidator

By: Christopher Stride
Title: Joint Official Liquidator

CONTINENTAL CASUALTY COMPANY

By:
Name:
Title:

Address for notices
333 South Wabash Avenue — 23 South
Chicago, IL 60604

CANPARTNERS INVESTMENTS IV, L.L.C.

By:
Name:
Title:

Address for notices
c/o Canyon Capital Advisors, L.L.C.
9665 Wilshire Boulevard, Suite 200
Beverly Hills, CA 90212

JOHN HANCOCK HIGH YIELD FUND

By:
	Name:	Ismail Gunes
	Title:	Vice President Investment
Operations

Address for notices
101 Huntington Avenue
Boston, MA 02199

COCHRAN ROAD, LLC

By:
	Name:	Steven Golub
	Title:	Attorney-in-Fact

Address for notices
225 Broadway, Suite 1515
New York, NY 10007

YORK CREDIT OPPORTUNITIES FUND, L.P.

By:
	Name:	Adam J. Semler
	Title:	Chief Financial Officer

Address for notices
767 Fifth Avenue, 17th Floor
New York, NY 10153

JEFFREY D. BENJAMIN

Address for notices
133 East 64th Street
New York, NY 10021